Exhibit 10.179

THIRD AMENDMENT TO TERM LOAN NOTE AND AGREEMENT

Note No. 2000202196

                            THIS THIRD AMENDMENT TO TERM LOAN NOTE AND AGREEMENT ("Third Amendment") is made effective as of                                           , 2022, by and between TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation ("Borrower"), and MACATAWA BANK, a Michigan banking corporation ("Lender").

RECITALS

A.              Borrower and Lender are parties to a certain Term Loan Note and Agreement dated as of December 4, 2018, as amended ("Loan Agreement").

B.              Borrower and Lender desire to further amend the Loan Agreement, as set forth in this Third Amendment.

ACCORDINGLY, BORROWER AND LENDER AGREE AS FOLLOWS:

1.              Amendments to Loan Agreement. Effective as of the date first set forth above, all capitalized terms not otherwise defined in this Third Amendment shall have the same meanings set forth in the Loan Agreement.

(a)           The definitions "Applicable Margin", "Banking Day", "LIBOR Rate", "LIBOR Transition Event", "Note Rate" and "Replacement Index" found in Section 1 of the Loan Agreement are deleted in their entirety and each and every reference to such definitions throughout the Loan Agreement are deleted in their entirety.

(b)             The following definitions and each and every reference to them in the Loan Agreement and throughout the Loan Documents, have been deleted in their entirety and replaced with:

"Interest Rate" means the Term SOFR Rate, plus 1.05% per annum, with a floor of 2.50%.

"Maturity Date" means November 30, 2024.

(c)              The following definitions have been added to the Loan Agreement:

"Benchmark" means, initially, the Term SOFR Reference Rate; provided, that if a replacement of the Benchmark has occurred pursuant to Section 2 of this Note, then "Benchmark" means the applicable Replacement Index to the extent that such Replacement Index has replaced such prior benchmark rate.

"Dodd-Frank Act" means the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as enacted by the United States Congress, and signed into law on July 21, 2010, and all statutes, rules, guidelines or directives promulgated thereunder.

"Interest Period" means a period of one (1) calendar month commencing on the 1st day of such calendar month and ending on the last day of such calendar month. The initial Interest Period shall commence on the date of full execution of this Note.

"Replacement Index" means the sum of: (x) the alternate index rate that has been selected by Lender in its discretion and (y) the adjustment factor (which may be a positive or negative value or zero) that has been selected by Lender in its discretion; provided, that the Replacement Index shall not be less than zero.

"SOFR" means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

"SOFR Administrator" means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

"SOFR Transition Event" means (a) the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (i) such administrator has ceased or will cease on a specified date to provide such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark or (ii) such Benchmark is not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks or (b) the Lender determines that any law, rule or regulation has made it unlawful, or that any governmental authority has asserted that it is unlawful, for the Lender to make, maintain or fund loans whose interest is determined by reference to the then-current Benchmark or to determine or charge interest rates based upon the then-current Benchmark.

"Term SOFR Rate" means, with respect to any Interest Period, the Term SOFR Reference Rate for a tenor comparable to such Interest Period on the day (such day, the "Term SOFR Determination Day") that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination Day the Term SOFR Reference Rate has not been published by the Term SOFR Administrator and a Replacement Index with respect to the Term SOFR Reference Rate has not occurred, then the Term SOFR Rate will be the Term SOFR Reference Rate as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. The Term SOFR Rate is subject to change from time to time and will occur not more often than the date of the commencement of each Interest Period.

"Term SOFR Administrator" means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Lender in its reasonable discretion).

"Term SOFR Reference Rate" means the forward-looking term rate based on SOFR.

"U.S. Government Securities Business Day" means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

(d)               The following is added to Section 2 of the Loan Agreement:

"Notwithstanding anything to the contrary in this Note, following the occurrence of a SOFR Transition Event, Lender may amend this Note to replace SOFR with a Replacement Index and, from time to time, Lender may amend this Note to make such technical, administrative or operational changes that the Lender reasonably determines are appropriate to reflect the adoption of such Replacement Index and permit the administration thereof by Lender. Any amendment pursuant to this paragraph shall become effective upon written notice thereof to Borrower, without any further action or consent of Borrower."

2.              Security. Except as specifically amended herein, Borrower acknowledges and agrees that the liens and other security described in the Loan Agreement and the other Loan Documents shall continue in full force and effect with respect to the Lender Indebtedness.

3.              Effective Date. This Third Amendment shall be deemed effective as of the date first set forth above if, and only if, Lender shall have received the following, each in form and substance satisfactory to Lender:

(a)            an executed original of this Third Amendment;

(b)            a ratification of guaranty of each Entity Guarantor;

(c)            a Recertification of Entity Documents of Borrower and each Entity Guarantor certifying there have been no changes to the entity documents previously provided to Lender; and

(d)            any other documents, reports, searches, or certificates that Lender may reasonably request in connection with the modifications contemplated by this Third Amendment.

4.              Representations and Warranties. Borrower represents and warrants to Lender as follows:

(a)           Borrower has the legal power and authority to execute and deliver this Third Amendment, and the agent of Borrower executing this Third Amendment has been duly authorized to execute and deliver this Third Amendment and bind Borrower with respect to the provisions hereof;

(b)            This Third Amendment and the Loan Agreement constitute legal, valid, and binding obligations of Borrower, enforceable against it in accordance with their terms;

(c)            As of the date of this Third Amendment and subject to the satisfaction of the conditions set forth in Section 3 above, Borrower hereby reaffirms all covenants, representations, and warranties made in the Loan Agreement and the other Loan Documents to the extent the same are not amended hereby and agrees that all such covenants, representations, and warranties shall be deemed to have been remade as of the date of this Third Amendment; and

(d)            There exists no Event of Default or Unmatured Event of Default under the Loan Documents.

5.              References; Ratification; Waiver; Capitalized Terms.

(a)           Upon the effectiveness of this Third Amendment, on and after the date of this Third Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Third Amendment.

(b)            Except as specifically amended above, the Loan Agreement and all other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed.

(c)        The execution, delivery, and effectiveness of this Third Amendment shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provisions of the Loan Agreement or any other Loan Documents.

(d)            (d)  All capitalized terms not otherwise defined in this Third Amendment shall have the same meanings set forth in the Loan Agreement.

6.          Release of Claims. Except as it relates to the gross negligence, fraud or willful misconduct of the Released Parties (as defined below), Borrower hereby releases and forever discharges Lender, its successors and assigns, and all of its officers, agents, and employees (the "Released Parties"), of and from all actions, claims, counterclaims, and demands whatsoever, known or unknown, that Borrower now has or may have in the future against any one or more of the Released Parties based on circumstances, representations, promises, conduct, or other actions or inactions of any kind occurring prior to or on the date of execution of this Third Amendment.

7.            Expenses. Upon signing this Third Amendment, Borrower shall pay to Lender a one-time commitment fee of $500.00. Borrower shall pay all reasonable costs, fees, and out-of-pocket expenses (including, without limitation, reasonable attorney fees) incurred by Lender in connection with the preparation, arrangement, execution, and in the Event of Default, enforcement of this Third Amendment and each other Loan Document contemplated by this Third Amendment.

6.          No Strict Construction. Borrower and Lender have participated jointly in the negotiation of this Third Amendment, the Loan Agreement, and the other Loan Documents. In the event any ambiguity or question of intent or interpretation arises, this Third Amendment, the Loan Agreement, and the other Loan Documents shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Third Amendment, the Loan Agreement, or any other Loan Document.

[signature page follows]

.

.

.